                                                                    EXHIBIT 99.3

                       STERICYCLE, INC. AND SUBSIDIARIES

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



     The following unaudited pro forma consolidated financial statements of the Company present the unaudited pro forma consolidated statements of operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 and the unaudited pro forma consolidated balance sheet at September 30, 1998. The unaudited pro forma consolidated statement of operations for the year ended December 31, 1997 gives pro forma effect to the Company's acquisition of Waste Systems, Inc. ("WSI") on October 1, 1998 as if such transaction had occurred on January 1, 1997. The unaudited pro forma consolidated statement of operations for the nine months ended September 30, 1998 gives pro forma effect to the acquisition of WSI as if such transaction occurred on January 1, 1998. The unaudited pro forma consolidated balance sheet gives pro forma effect to the acquisition of WSI as if such transaction occurred on September 30, 1998. The unaudited pro forma consolidated financial statements presented herein are based on the assumptions and adjustments described in the accompanying notes. The unaudited pro forma consolidated statements of operations do not purport to represent what the Company's results of operations would have been if the events described above had occurred as of the dates indicated or what such results will be for any future periods. The unaudited pro forma consolidated financial statements are based on assumptions and adjustments that the Company believes are reasonable. The unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with (i) the historical financial statements of the Company, including the notes thereto, for the three years ended December 31, 1997, as filed with the Company's 1997 Annual Report on Form 10-K, and for the nine months ended September 30, 1998 and 1997, as filed with the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998, and (ii) the historical financial statements of WSI, including the notes thereto, which are included elsewhere in this Report.


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

                        STERICYCLE, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                      Historical                Pro Forma
                                               ------------------------          Adjust-
                                              Company          WSI (1)           ments           Pro Forma
                                              -------          -------         ---------         ---------
Revenues................................    $  46,166        $  18,790              --            $ 64,956

Costs and expenses:

  Costs of revenues.....................       34,109           15,456              --              49,565

  Selling, general and administrative
    expenses............................       10,671            3,785              94(2)           14,550
                                            ---------        ---------         -------            --------
    Total costs and expenses............       44,780           19,241              94              64,115
                                            ---------        ---------         -------            --------
Income (loss) from operations...........        1,386             (451)            (94)                841

Other income (expense):

  Interest income.......................          618               --              --                 618

  Interest expense......................         (428)            (855)           (895)(3)          (2,178)
                                            ---------        ---------         -------            --------
    Total other income (expense)........          190             (855)           (895)             (1,560)
                                            ---------        ---------         -------            --------
Income (loss) before income taxes and
  minority interest.....................        1,576           (1,306)           (989)               (719)

Income tax expense......................          146               --                                 146
                                            ---------        ---------         -------            --------
Income (loss) before minority interest          1,430           (1,306)           (989)               (865)

Minority interest in net loss of
  subsidiary............................           --               66              --                  --
                                            ---------        ---------         -------            --------
Net income (loss).......................    $   1,430        $  (1,240)        $  (989)           $   (865)
                                            =========        =========         =======            ========
Weighted average shares
  outstanding--basic....................       10,240                                               10,240
                                            =========                                             ========
Basic net income (loss) per share.......    $    0.14                                             $  (0.08)
                                            =========                                             ========
Weighted average number of
  common shares and common stock
  equivalent shares outstanding.........       10,766                                               10,766
                                            =========                                             ========

Diluted net income (loss) per share.....    $    0.13                                             $  (0.08)
                                            =========                                             ========

(1) The statement of operations data for WSI for the year ended December 31, 1997 represent the results of operations of WSI from January 1, 1997 through December 31, 1997. The acquisition of WSI has been accounted for as a purchase. Accordingly, the results of operations of WSI will be included in the Company's results of operations from the date of acquisition. See the financial statements of WSI appearing elsewhere in this Report.


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


(2) The adjustment to selling, general and administrative expenses consists of an increase in amortization of goodwill from the acquisition of WSI over a 25-year period, as if WSI had been acquired on January 1, 1997.

(3) The adjustment to interest expense reflects additional interest, commitment fees, and amortization of deferred financing costs that would have been incurred had the indebtedness issued to fund the acquisition of WSI been incurred on January 1, 1997 ($10 million). The additional interest expense is based on the interest rate of 8.50% in effect at October 1, 1998 on the outstanding debt and commitment fees at an annual rate of 0.25% on the unused portion ($10 million) of the related credit facility.


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

                       STERICYCLE, INC. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                           HISTORICAL                PRO FORMA
                                                  ------------------------            ADJUST-
                                                  COMPANY          WSI (1)             MENTS        PRO FORMA
                                                  -------         -------         -------------     ---------

  Revenues...................................     $  44,759      $ 14,127              --           $  58,886

  Costs and expenses:

   Costs of revenues........................        30,492        11,289              --              41,781

    Selling, general and administrative
      expenses...............................        10,151         2,555              71 (2)          12,777
                                                  ---------      --------         -------           ---------
      Total costs and expenses...............        40,643        13,844              71              54,558
                                                  ---------      --------         -------           ---------
  Income from operations.....................         4,116           283             (71)              4,328

  Other income (expense):

    Interest income..........................           308            --              --                 308

    Other income.............................            20            --              --                  20

    Interest expense.........................          (242)         (175)           (671) (3)         (1,088)
                                                  ---------      --------         -------           ---------
      Total other income (expense)...........            86          (175)           (671)               (760)
                                                  ---------      --------         -------           ---------
  Income before income taxes and
    minority interest........................         4,202           108            (742)              3,568

  Income tax expense.........................           781            --              --                 781
                                                  ---------      --------         -------           ---------
  Income before minority interest                     3,421           108            (742)              2,787

 Minority interest in net loss of
    subsidiary...............................           --             43              --                  43
                                                  --------       --------         -------           ---------
  Net income.................................     $  3,421       $    151         $  (742)          $   2,830
                                                  ========       ========         =======           =========
  Weighted average shares
    outstanding--basic.......................       10,580                                             10,580
                                                  ========                                          =========
  Basic net income per share.................     $   0.32                                          $    0.27
                                                  ========                                          =========
  Weighted average number of
    common shares and common stock equivalent
    shares outstanding.......................       11,234                                             11,234
                                                  ========                                          =========
  Diluted net income per share...............     $   0.30                                          $    0.25
                                                  ========                                          =========

---------------------

(1) The statement of operations data for WSI for the nine months ended September 30, 1998 represent the results of operations of WSI from January 1, 1998 through September 30, 1998. The acquisition of WSI has been accounted for as a purchase. Accordingly, the results of operations of WSI will be included in the Company's results of operations from the date of acquisition. See the financial statements of WSI appearing elsewhere in this Report.


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


(2) The adjustment to selling, general and administrative expenses consists of an increase in amortization of goodwill from the acquisition of WSI over a 25-year period, as if WSI had been acquired on January 1, 1998.

(3) The adjustment to interest expense reflects additional interest, commitment fees, and amortization of deferred financing costs that would have been incurred had the indebtedness issued to fund the acquisition of WSI been incurred on January 1, 1998 ($10 million). The additional interest expense is based on the interest rate of 8.50% in effect at October 1, 1998 on the outstanding debt and commitment fees at an annual rate of 0.25% on the unused portion ($10 million) of the related credit facility.


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

                       STERICYCLE, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                 (IN THOUSANDS)

                                                         HISTORICAL               PRO FORMA
                                               --------------------------         ADJUST-
                                                  COMPANY           WSI           MENTS (1)          PRO FORMA
                                                  -------           ---           ---------          ---------
  ASSETS
  Current assets:
   Cash and cash equivalents.............      $    775          $      2          $   (100)           $    677
   Short-term investments................         2,335                --                --               2,335
   Accounts receivable, net..............        10,902             2,813                --              13,715
   Parts and supplies....................         1,037                87                --               1,124
   Prepaid expenses......................           528                --                --                 528
   Other.................................         2,087               758                --               2,845
                                               --------          --------          --------            --------
     Total current assets................        17,664             3,660              (100)             21,224
  Property, plant and equipment..........        20,912            12,586            (3,600)             29,898
  Less: accumulated depreciation.........        (8,869)           (3,600)            3,600              (8,869)
                                               --------          --------          --------            --------
     Property, plant and equipment, net          12,043             8,986                --              21,029
  Goodwill, net..........................        36,796               343             2,013              39,152
  Other..................................         1,680               226               100               2,006
                                               --------          --------          --------            --------
     Total assets........................      $ 68,163          $ 13,215          $  2,013            $ 83,411
                                               ========          ========          ========            ========

  LIABILITIES AND SHAREHOLDERS' EQUITY
  Current liabilities:
   Current portion of long-term debt.....       $ 6,281          $  1,660           $ 5,000            $ 12,941
   Accounts payable......................         1,986             1,842                --               3,828
   Accrued liabilities...................         5,436               843                --               6,279
   Deferred revenue......................           663                --                --                 663
                                               --------          --------          --------            --------
     Total current liabilities...........        14,366             4,345          $  5,000            $ 23,711
  Long-term debt.........................      $  3,246             $ 883             5,000               9,129
  Other liabilities......................            21                --                --                  21
  Shareholders' equity:
   Common stock..........................           107               500              (500)                107
   Additional paid-in capital............        85,087            32,196           (32,196)             85,087
   Notes receivable......................            (4)               --                --                  (4)
   Accumulated deficit...................       (34,640)          (24,709)           24,709             (34,640)
                                               --------          --------          --------            --------
     Total shareholders' equity..........        50,550             7,987            (7,987)             50,550
                                               --------          --------          --------            --------
       Total liabilities and
       shareholders' equity..............      $ 68,183          $ 13,215          $  2,012            $ 83,411
                                               ========          ========          ========            ========


(1) Reflects the allocation of the purchase price of the acquisition of WSI to the underlying fair value of the net assets acquired and the issuance of indebtedness required to fund the purchase price, including a related payment of a $100,000 commitment fee to the lender. The allocation of the purchase price is preliminary. The Company is in the process of determining the fair value of the acquired property, plant and equipment, but does not expect the final adjustments to the purchase price allocation to be material.


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